OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

                      Supplement dated July 26, 2000 to the
                       Prospectus dated December 22, 1999

The Prospectus is changed as follows:

1.       The supplement dated June 30, 2000 is replaced with this supplement.

2. On February 29, 2000, the Board of Directors of Oppenheimer Main Street Funds, Inc. on behalf of Main Street California Municipal Fund approved, subject to the approval by shareholders of the Fund, an Agreement and Plan of Reorganization (the "Plan") with Oppenheimer
         California Municipal Fund pursuant to which the Fund would be reorganized with and into Oppenheimer California Municipal Fund. A proxy statement will be sent to shareholders of the Fund.

3. Effective April 1, 2000, the Manager withdrew its voluntary undertaking to limit its management fees to a maximum annual rate of 0.40%. Accordingly, the last three sentences in the paragraph under the table entitled "Annual Fund Operating Expenses" on page 6 are removed.

4. The second sentence of the first paragraph in the section entitled "Class A Contingent Deferred Sales Charge" on page 17 is revised to read as follows:

         The Distributor pays dealers of record commissions in an amount equal to 0.50% of purchases of $1 million or more (other than by retirement plans, which are not permitted in the Fund).



July 26, 2000                                                PS0725.016